Exhibit 32.2

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Cantabio Pharmaceuticals Inc. (the “Company”) for the fiscal year ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Simon Peace, Principal Executive Officer and Acting Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 14, 2016
/s/ Simon Peace
Simon Peace
Principal Executive Officer and Acting Principal Financial and Accounting Officer